[LETTERHEAD OF ORGANITECH LTD]
                              The Growth Revolution

                                AGENCY AGREEMENT

                     Signed in Nesher in December 22nd 2002

By and between:

OrganiTECH Ltd.

And

A.T.A. Nehar Hayarden Ltd. (formerly called Holyland herbs Ltd.)

The following was concluded and agreed between the sides:

      1. A.T.A. will be the exclusive agent of ORGT products in Israel for a period of 24 months starting on 1.1.2003.

      2. A.T.A. will be entitled to maintain it's exclusive rights for a longer period provided A.T.A. will execute sales of at least 500,000 US$ in the 24 months period of the agreement.

      3. A.T.A. is committed to sell 500,000 US$ in each of the 3rd and the 4th years, in order to retain its exclusive rights herein.

      4. In case A.T.A. does not meet with the sales requirements herin, it will still be entitled to a 1 year non-exclusive rights.

      5. A.T.A. is committed to prepare and execute a detailed marketing plan.

OrganiTECH Ltd                                  A.T.A. Neahr Hayarden Ltd.